SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                  June 25, 2004

                 RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC.

                               as depositor of the

                           RFMSI SERIES 2004-SR1 TRUST
           (Exact name of the registrant as specified in its charter)


Delaware                           333-106093-10                  75-2006294

(State or other                 (Commission File Number)     (I.R.S. Employee
jurisdiction of incorporation)                               Identification No.)


Residential Funding Mortgage Securities I, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota                                              55437
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code               (952) 857-7000

                                       N/A
    ________________________________________________________________________
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01      Other Events

A copy of the monthly reports relating to the June through December 2004 distribution to holders of the Residential Funding Mortgage Securities I, Inc., Mortgage Trust Certificates, Series 2004-SR1 are included as exhibits to this Report.


Section 9 -  Financial Statements, Pro Forma Financial Information and Exhibits

Item 9.01 (c) - Exhibits

The following are filed as Exhibits to this Report under Exhibit 20.

No. 20.1       June 2004 Monthly Distribution  Report
No. 20.2       July 2004 Monthly Distribution Report
No. 20.3       August 2004 Monthly Distribution Report
No. 20.4       September 2004 Monthly DistributionReport
No. 20.5       October 2004 Monthly Distribution Report
No. 20.6       November 2004 Monthly Distribution Report
No. 20.7       December 2004 Monthly Distribution Report

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


RESIDENTIAL FUNDING MORTGAGE SECURITIES I, INC., as depositor of the registrant identified on the cover page to this Report


By:     /s / Barbara Wendt
Name:   Barbara Wendt
Title:  Managing Director
Dated:  March 17, 2005